UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2013 (August 23, 2013)

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American Capital, Ltd.

(Exact name of registrant as specified in its charter)
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DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (301) 951-6122
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 23, 2013, American Capital, Ltd. (“American Capital” or the “Company”) entered into an amendment (the “Amendment”) to its Senior Secured Term Loan Credit Agreement, dated as of August 22, 2012, among the Company, as Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. JP Morgan Securities, LLC and BMO Capital Markets Corp. were joint lead arrangers and bookrunners on the transaction.
The Amendment reduced the pricing of the Company's $600 million senior secured term loan credit facility (which had $450 million in loans outstanding as of the closing date following a recent scheduled amortization payment) (the “Term Loan Facility”) from LIBOR plus 4.25%, with a LIBOR floor of 1.25%, to LIBOR plus 3.00%, with a LIBOR floor of 1.00%. The Amendment also reduced the Term Loan Facility's scheduled amortization from $150 million per year to $4.5 million per year and eliminated the excess cash flow sweep when the Company's borrowing base coverage exceeds 150%. The Amendment also increased the advance rates for collateral when calculating the borrowing base.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.
The following lenders under the amended Term Loan Facility, or affiliates thereof, have also performed investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses: J.P. Morgan Securities, LLC, BMO Capital Markets Corp., Bank of America, N.A., Citibank, N.A., Credit Suisse Securities (USA) LLC and Wells Fargo Bank, National Association.
The Company issued a press release announcing the Amendment on August 23, 2013. The text of the press release is included as Exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of August 23, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.
Dated: August 28, 2013	By:	/s/ Samuel A. Flax
Samuel A. Flax
Executive Vice President, General Counsel and Secretary